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                                                                       Exhibit 1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated April 19, 2002 included in this Annual Report on Form 11-K of the Storage USA, Inc. Profit Sharing and 401(k) Plan, into the Company's previously filed Form S-8 Registration No. 33-80967.

                                        ARTHUR ANDERSEN LLP


Memphis, Tennessee,
May 8, 2002